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                                                                   EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
First Commercial Corporation
Little Rock, Arkansas

We consent to the inclusion in this Registration Statement on Form S-8 of our report dated June 9, 1995, on our audit of the financial statements of FIRST COMMERCIAL CORPORATION 401(k) PLAN as of December 31, 1994, and 1993 and for each of the three years then ended.



                                                /s/Baird, Kurtz & Dobson

Little Rock, Arkansas
April 17, 1996